UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

ARGAN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

One Church Street, Suite 401, Rockville, MD
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Compensatory Arrangements of Certain Officers.

On December 8, 2006, Gemma Power Systems, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of Argan, Inc. (“GPS LLC”) entered into employment agreements with William F. Griffin, Jr. and Joel M. Canino (together the “Employees”). On March 5, 2009, GPS LLC entered into a Second Amendment to Employment Agreement with each of the Employees that renewed the term of each of the Employee’s employment with GPS LLC (commencing June 8, 2009 and continuing through June 7, 2012) and set forth the new terms of each Employee’s duties, salary, and bonus compensation. A copy of each such amendment is attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement between Gemma Power Systems, LLC and William F. Griffin, Jr., dated March 5, 2009

10.2	Second Amendment to Employment Agreement between Gemma Power Systems, LLC and Joel M. Canino, dated March 5, 2009

10.3	Employment Agreement dated as of December 8, 2006, between Gemma Power Systems, LLC and William F. Griffin, filed as an exhibit to the Registrant’s Form 8-K filed December 14, 2006, and incorporated herein by reference

10.4	Employment Agreement dated as of December 8, 2006, between Gemma Power Systems, LLC and Joel M. Canino, filed as an exhibit to the Registrant’s Form 8-K filed December 14, 2006, and incorporated herein by reference

10.5	First Amendment to the Employment Agreement of William F. Griffin, dated February 29, 2008, filed as an exhibit to the Registrant’s Form 8-K filed on March 5, 2008 and incorporated herein by reference

10.6	First Amendment to the Employment Agreement of Joel M. Canino, dated February 29, 2008, filed as an exhibit to the Registrant’s Form 8-K filed on March 5, 2008 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: March 9, 2009	By:	/s/ Arthur F. Trudel

Arthur F. Trudel, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement between Gemma Power Systems, LLC and William F. Griffin, Jr., dated March 5, 2009

10.2	Second Amendment to Employment Agreement between Gemma Power Systems, LLC and Joel M. Canino, dated March 5, 2009

10.3	Employment Agreement dated as of December 8, 2006, between Gemma Power Systems, LLC and William F. Griffin, filed as an exhibit to the Registrant’s Form 8-K filed December 14, 2006, and incorporated herein by reference

10.4	Employment Agreement dated as of December 8, 2006, between Gemma Power Systems, LLC and Joel M. Canino, filed as an exhibit to the Registrant’s Form 8-K filed December 14, 2006, and incorporated herein by reference

10.5	First Amendment to the Employment Agreement of William F. Griffin, dated February 29, 2008, filed as an exhibit to the Registrant’s Form 8-K filed on March 5, 2008 and incorporated herein by reference

10.6	First Amendment to the Employment Agreement of Joel M. Canino, dated February 29, 2008, filed as an exhibit to the Registrant’s Form 8-K filed on March 5, 2008 and incorporated herein by reference